UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013

BioMed Realty Trust, Inc.

BioMed Realty, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-32261 (BioMed Realty Trust, Inc.) 000-54089 (BioMed Realty, L.P.)	20-1142292 (BioMed Realty Trust, Inc.) 20-1320636 (BioMed Realty, L.P.)
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17190 Bernardo Center Drive

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2013, BioMed Realty Trust, Inc. (the “Company”) issued a press release regarding its financial results for the second quarter ended June 30, 2013, which referred to certain supplemental information that is available on the Company’s website at www.biomedrealty.com. Copies of the press release and supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

The information contained in this Item 2.02, including the exhibits referenced in Item 9.01, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company or BioMed Realty, L.P. (the “Operating Partnership”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

Tax Matters Update

The Company and the Operating Partnership are disclosing the following information to supersede certain disclosure (as described below) contained in the section “Material United States Federal Income Tax Considerations” in the Company’s and the Operating Partnership’s Registration Statement on Form S-3 (File Nos. 333-183669 and 333-183669-01) and in the Company’s Registration Statements on Form S-3 (File Nos. 333-183670, 333-183676 and 333-183677) (the “Tax Disclosures”). This summary is for general information only and is not tax advice.

The following discussion supersedes the ninth bullet point in the fourth paragraph in the discussion under the heading “Material United States Federal Income Tax Considerations—Taxation of Our Company–General” in the Tax Disclosures.

If we acquire any asset from a corporation which is or has been a C corporation in a transaction in which the basis of the asset in our hands is less than the fair market value of the asset, in each case determined at the time we acquired the asset, and we subsequently recognize gain on the disposition of the asset during the ten-year period beginning on the date on which we acquired the asset, then we will be required to pay tax at the highest regular corporate tax rate on this gain to the extent of the excess of (1) the fair market value of the asset over (2) our adjusted basis in the asset, in each case determined as of the date on which we acquired the asset. The results described in this paragraph with respect to the recognition of gain assume that the necessary parties make or refrain from making the appropriate elections under the applicable Treasury regulations then in effect. The IRS recently issued final Treasury regulations which exclude from the application of this built-in gains tax any gain from the sale of property acquired by us in an exchange under Section 1031 (a like kind exchange) or 1033 (an involuntary conversion) of the Code.

The following discussion supersedes the discussion under the headings “Material United States Federal Income Tax Considerations —Taxation of U.S. Holders Generally—Tax Rates” and “—Foreign Accounts” in the Tax Disclosures.

Tax Rates

Beginning January 1, 2013, the maximum tax rate for non-corporate taxpayers for (1) capital gains is generally 20% (although depending on the characteristics of the assets which produced these gains and on designations which we may make, certain capital gain dividends may be taxed at a 25% rate) and (2) “qualified dividend income” is generally 20%. However, dividends payable by REITs are not eligible for the 20% tax rate on qualified dividend income, except to the extent that certain holding requirements have been met and the REIT’s dividends are attributable to dividends received by the REIT from taxable corporations (such as the REIT’s taxable REIT subsidiaries), to income that was subject to tax at the corporate/REIT level (for example, if the REIT distributed taxable income that it retained and paid tax on in the prior taxable year), or to dividends properly designated by the REIT as “capital gain dividends.” In addition, U.S. holders that are corporations may be required to treat up to 20% of some capital gain dividends as ordinary income.

Medicare Tax on Unearned Income. In addition, certain U.S. holders that are individuals, estates or trusts must pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of stock. U.S. holders should consult their tax advisors regarding the effect, if any, of these rules on their ownership and disposition of our capital stock.

Foreign Accounts

Withholding taxes may apply to certain types of payments made to “foreign financial institutions” (as specially defined in the Code) and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends and interest on, and gross proceeds from the sale or other disposition of, our capital stock or debt securities paid to a foreign financial institution or to a non-financial foreign entity, unless (1) the foreign financial institution undertakes certain investigation and reporting, (2) the non-financial foreign entity either certifies it does not have any substantial United States owners or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in clause (1) above, it must enter into an agreement with the United States Treasury requiring, among other things, that it undertake to identify accounts held by certain United States persons or United States-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules.

The withholding provisions described above are currently scheduled to apply to payments of dividends or interest made on or after July 1, 2014 and to payments of gross proceeds from a sale or other disposition of capital stock or debt securities on or after January 1, 2017. Because we may not know the extent to which a distribution is a dividend for United States federal income tax purposes at the time it is made, for purposes of these withholding rules we may treat the entire distribution as a dividend. In addition, these rules currently would not apply to debt securities issued before July 1, 2014, provided that if any such debt securities are significantly modified (within the meaning of applicable Treasury Regulations) on or after July 1, 2014, payments on such debt securities could be subject to the withholding rules described above. Prospective investors should consult their tax advisors regarding these withholding provisions.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are furnished herewith:

Exhibit Number	Description of Exhibit

99.1	Press release issued by BioMed Realty Trust, Inc. on August 6, 2013.

99.2	BioMed Realty Trust, Inc. Supplemental Operating and Financial Data for the quarter ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 7, 2013	BIOMED REALTY TRUST, INC.

	By:	/s/ GREG N. LUBUSHKIN
Name: Greg N. Lubushkin
Title: Chief Financial Officer

BIOMED REALTY, L.P.

	By:	BioMed Realty Trust, Inc.
its General Partner

	By:	/s/ GREG N. LUBUSHKIN
Name: Greg N. Lubushkin
Title: Chief Financial Officer